UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 30, 2007

Commission File No. 001-10403

TEPPCO Partners, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	76-0291058
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification Number)

1100 Louisiana Street, Suite 1300

Houston, Texas 77002

(Address of principal executive offices, including zip code)

(713) 381-3636

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Administrative Services Agreement. On January 30, 2007, EPCO, Inc. (“EPCO”), Enterprise GP Holdings L.P. (“EPE”), EPE Holdings, LLC (“EPE GP”), Enterprise Products Partners L.P. (“EPD”), Enterprise Products Operating L.P, (“EPD OLP”), Enterprise Products GP, LLC (“EPD GP”), Enterprise Products OLPGP, Inc. (“EPD OLPGP”), DEP Holdings, LLC (“DEP Holdings”), Duncan Energy Partners L.P. (“DEP”), DEP Operating Partnership, L.P. (“DEP Operating Partnership” and together with DEP Holdings and DEP, the “DEP Partnership Entities”), TEPPCO Partners, L.P. (“TEPPCO”), Texas Eastern Products Pipeline Company, LLC (“TPP GP”), TE Products Pipeline Company, Limited Partnership, TEPPCO Midstream Companies, L.P., TCTM, L.P. and TEPPCO GP, Inc. (such latter six parties being referred to herein as the “TEPPCO Parties”) executed and delivered the Fourth Amended and Restated Administrative Services Agreement, dated January 30, 2007, but effective as of February 5, 2007 (the “Amended Agreement”).

Prior to the Amended Agreement, the Third Amended and Restated Administrative Services Agreement provided for EPCO to provide administrative, management and operating services to the Partnership Entities (defined in the Third Amended and Restated Administrative Services Agreement as EPD, EPD GP, EPD OLP, EPD OLPGP, EPE, EPE GP, the TEPPCO Parties and any affiliate controlled by any of them), and for the Partnership Entities to reimburse EPCO for all of its costs and expenses that are directly or indirectly related to the business or activities of the Partnership Entities. The Amended Agreement provides that EPCO will continue to provide such services to the Partnership Entities in exchange for such cost and expense reimbursement, and that EPCO shall also provide such services to the DEP Partnership Entities and any affiliate controlled by any of them under the same arrangement. The Amended Agreement effectuated the following changes to the Third Amended and Restated Administrative Services Agreement:

(i)	DEP Partnership Entities were added as parties thereto;
(ii)	revisions were made to Section 5.4, Business Opportunities;
(iii)	revisions were made to Exhibit B describing conflicts, policies and procedures; and
(iv)	various other changes to reflect the new parties and procedures.

A number of other changes were made in the Amended Agreement for the purpose of updating certain information and definitions and providing consistency with the above described changes. A copy of the Amended Agreement is filed as Exhibit 10.18 to the Form 8-K of Duncan Energy Partners L.P. and is incorporated herein by reference into this Item 1.01.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit

Number	Description

10.1

Fourth Amended and Restated Administrative Services Agreement by and among EPCO, Inc., Enterprise Products Partners L.P., Enterprise Products Operating L.P., Enterprise Products GP, LLC and Enterprise Products OLPGP, Inc., Enterprise GP Holdings L.P., Duncan Energy Partners L.P., DEP Holdings, LLC, DEP Operating Partnership, L.P., EPE Holdings, LLC, TEPPCO Partners, L.P., Texas Eastern Products Pipeline Company, LLC, TE Products Pipeline Company, Limited Partnership, TEPPCO Midstream Companies, L.P., TCTM, L.P. and TEPPCO GP, Inc. dated January 30, 2007, but effective as of February 5, 2007 (incorporated by reference to Exhibit 10.18 to Form 8-K of Duncan Energy Partners L.P. filed on February 5, 2007).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEPPCO Partners, L.P.
(Registrant)

By: Texas Eastern Products Pipeline Company, LLC
General Partner

Date: February 5, 2007	/s/ WILLIAM G. MANIAS
William G. Manias
Vice President and Chief Financial Officer